UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________
FORM 8-K/A
(Amendment No. 1)
______
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): June 25, 2026 (June 1, 2026)
WD-40 COMPANY
(Exact Name of Registrant as specified in its charter)
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Delaware	000-06936	95-1797918
(State or other jurisdiction of incorporation or organization)	(Commission File Number) WD 40 CO (Commission Company Name)	(I.R.S. Employer Identification Number)
9715 Businesspark Avenue, San Diego, California 92131
(Address of principal executive offices, with zip code)
(619) 275-1400
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common stock, par value $0.001 per share	WDFC	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (“Amendment”) amends the Current Report on Form 8-K originally filed by WD-40 Company (“Company”) with the Securities and Exchange Commission (“SEC”) on June 4, 2026 (“Form 8-K”). This Amendment is being filed to update the disclosure under Item 5.02(c)(3) to reflect that the Company and its newly appointed principal accounting officer, Nicholas D. Giordano, have executed certain material agreements, which at the time of appointment had not been contemplated. Except as described herein, no other information in the Form 8-K is being amended or updated.

ITEM 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 19, 2026, the Company and Mr. Giordano entered into two material agreements: (i) an indemnity agreement, and (ii) a change in control severance agreement, both agreements of which are substantially in the form previously approved by the Board for officers.

Both agreements become effective on June 29, 2026, which is the effective date of Mr. Giordano’s appointment. The foregoing descriptions of the agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the forms of agreements filed with the SEC on October 22, 2013 as Exhibit 10(d) to the Annual Report on Form 10-K, and filed on January 9, 2023 as Exhibit 10(a) to the Quarterly Report on Form 10-Q, respectively, and are incorporated by reference herein.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Form of Indemnity Agreement between the Registrant and its officers and directors, incorporated by reference from the Registrant’s Form 10-K filed October 22, 2013, Exhibit 10(d) thereto.
10.2	Form of Change in Control Severance Agreement between WD-40 Company and officers, incorporated by reference from the Registrant’s Form 10-Q filed January 9, 2023, Exhibit 10(a) thereto.
104	The cover page from this Current Report on Form 8-K/A, formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WD-40 Company

(Registrant)

Date: June 25, 2026	/s/ PHENIX Q. KIAMILEV
Phenix Q. Kiamilev

Vice President, General Counsel and

Chief Compliance Officer